Exhibit 99.2

Greater Bay Bancorp slide presentation

for October 2003 conferences

Greater Bay Bancorp

Financial Services Conferences

October 28, 2003 and October 29, 2003

Greater Bay Bancorp

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-
offs, asset quality, level of loan loss reserves, growth in loans and deposits, the impact of the S & C acquisition and the strength of the local economy.  These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements.  These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’s results of operations, the Company’s ability to maintain its net interest spread, and the quality of the Company’s earning assets; (2) any difficulties that may be encountered in integrating S&C and in realizing operating efficiencies; (3)
government regulation; and (4) the other risks set forth in the Company‘s reports filed with the Securities and Exchange Commission, including its Annual Report on
Form 10-K for the year ended December 31, 2002. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Company Snapshot
September 30, 2003

$15.3 million

Perpetual Preferred

$80.4 million

Convertible Preferred

Preferred Equity:

$640.4 million

Common Equity

$101.2 million

LTM Net Income

$7.8 billion

Assets

$1.3 billion

Market Value*

52.2 million

Shares Outstanding

GBBK

Nasdaq NM

Greater Bay Bancorp

Company Name

*  Calculated using closing price of GBBK stock on 10/23/03

Franchise Overview
Regional Community Banking

Formed in late 1996 with merger of Cupertino
National Bancorp and Mid-Peninsula Bancorp

Currently largest independent community bank
holding company headquartered in Northern
California with assets of $7.8 billion, loans of $4.6
billion and deposits of $5.4 billion

Diversified financial services company offering a full
range of products and services

Business Banking focus (small and mid-sized businesses)

Personal Banking presence among high net worth individuals, owners/managers of business banking clients and custom banking for individuals

Trust and investment services

Insurance brokerage services

Unique characteristics of GBBK

“Regional Community Banking” – maintain strong community
involvement in order to fully understand client’s business and personal needs

Opportunistic and strategic acquirer of financial services companies

Eleven community banks with 42 offices in 8
counties located in the San Francisco Bay
area

Franchise Overview

Formation of GBBK 7.7%
Acquired Growth 38.5%
Organic Growth 53.8%

6

Proven Ability to Manage
Acquired Businesses

Formation of GBBK

$0.6 B

Acquired Growth

$3.0 B

Organic Growth

$4.2 B

Total Assets

$7.8 B

SAN FRANCISCO BAY
Mid-Peninsula Bank
San Mateo
Mid-Peninsula Bank
Palo Alto
Cupertino National Bank
Cupertino
Cupertino National Bank
San Jose
PACIFIC OCEAN
NORTH

Greater Bay Bancorp Markets
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
San Rafael
Emeryville
Lafayette
Walnut Creek
Danville
Danville*
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
San Francisco
SAN FRANCISCO BAY
Millbrae
San Mateo
Redwood City
Palo Alto
Milpitas
Santa Clara
Sunnyvale
San Jose
Cupertino
*Saratoga
*Los Gatos
San Jose*
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
Carmel
PACIFIC OCEAN
NORTH
*Pending

7

Acquisition Strategy
“Ring the Bay”

Greater Bay now has a presence in all of the key
sub-markets of the San Francisco Bay Area

2003

1996

Successful Acquisition Strategy

14 acquisitions completed since formation, adding $3.0 billion in assets and extending market reach throughout the San Francisco Bay Area

N/A *

ABD Insurance and Financial Services

03/02

N/A**

Sullivan & Curtis Insurance Brokers

07/03

$285

The Matsco Companies

11/00

$680

San Jose National Bank

12/01

$15

CAPCO Financial Company, Inc.

03/01

$200

Bank of Petaluma

10/00

$400

Bank of Santa Clara

07/00

$400

Coast Commercial Bank

05/00

$250

Mt. Diablo National Bank

01/00

$200

Bay Bank of Commerce

10/99

$200

Bay Area Bank

05/99

$15

Pacific Business Funding

08/98

$150

Golden Gate Bank

05/98

$200

Peninsula Bank of Commerce

12/97

$ in Millions

*   Gross annual revenues of $110 million

**  Gross annual revenues of $10 million

Assets at

Date of Acquisition

Diversified Financial Services Provider
Business Lines

Greater Bay Bancorp

Regional
Banking

ABD
Insurance

Specialty
Finance

Wealth
Management

Premiums >$1
billion *

Revenue >
$120 million

Offering P&C,
D&O,
Employee
Benefits, 401k
Products

* No underwriting risk

11 Banks

42 Offices

Local Client
Decision
Making

Local
Management
and Board

International/
Trade Finance

Leasing

Factoring

Asset Based
Lending

SBA Lending

Trust

Private
Banking

ABD Insurance and Financial Services

We completed the acquisition of ABD
Insurance and Financial Services
(currently the 20th largest commercial
insurance brokerage agency in the
country) in March 2002

It has been a very successful partnership
and, during the first three quarters of
2003, ABD provided $89.8 million in fee
income with no underwriting risk

Ins. Fee Inc ($mm)
Ins. Fee Inc / Total Rev.
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
21.5%
18.4%
19.8%
25.3%
24.1%
27.1%
$27.6
$26.4
$23.7
$30.6
$27.9
$31.2
Jun-02
Sep-03
Dec-02
Mar-03
Jun-03
Sep-03
Insurance Fee Income
Insurance Fee Income / Total Revenue

11

Significant Growth in Insurance Income

Product Focus

P & C

D & O

Employee benefits

401K products

Great opportunity for cross selling relationships

ABD completed the acquisition of Sullivan and
Curtis Insurance Brokers in July 2003. The firm
reports annual revenues of approximately $10
million. The acquisition will be neutral to 2003
earnings and marginally accretive to 2004
earnings.

ABD Insurance and Financial Services

Experienced Senior Management Team

25+

Peggy Hiraoka

EVP, Human Resources

15+

Shawn E. Saunders

EVP, Finance and Accounting

20+

Kenneth Shannon

Chief Risk Officer

30+

Kimberly Burgess

Chief Administrative Officer

25+

Gregg Johnson

Chief Information Officer

25+ Avg.

Community Bank Presidents

Chief Financial Officer

President & Chief Operating Officer

Chief Executive Officer

Position

25+

Steven C. Smith (1)

25+ Avg.

20+ Avg.

25+

Byron A. Scordelis

35+

David L. Kalkbrenner

Years Experience

Name

(1)     Announced intention to retire at end of 2003. Mr. Smith will continue his employment until a successor is chosen, which is expected by the end of the year. Mr. Smith will also continue on as a consultant to the Company going forward.

Community Bank Boards of Directors

90 diversified and seasoned directors

GBB Board of Directors

18 diversified and seasoned directors

Q3 2003 Financial Highlights

Net Income - $22 million

Fully Diluted EPS - $0.39

Return on Average Assets of 1.11%

Return on Average Tangible Assets of 1.14%

Return on Average Common Equity of 13.93%

Return on Average Tangible Equity* of 16.94%

*  Average tangible equity includes average convertible preferred stock of $80.4 million and excludes average intangibles of $193.6 million

Q3 2003 Financial Highlights

Non-interest income $44 million – 38% of Total
Revenue

Core Deposit Growth – 5% year over year

Loan Growth – $48 million in year over year
loan growth in our business portfolio offset by
payoffs in Shared National Credit (SNC)
portfolio ($29 million) and Real Estate
construction portfolio ($111 million)

Non-Interest Income (1)

(1)

As a result of the ABD acquisition in March 2002, the Company’s 2002 results included insurance agency commissions and fees totaling $88.5 million.  There were no such insurance agency commissions in 2001.

37.0%

$131.0

31.0%

$155.5

12.7%

$44.8

% of Total
Revenue

Total $

% of
Total
Revenue

Total $

% of
Total
Revenue

Total $

YTD Q3’03

2002

2001

  Grow insurance agency fees

  Expand wealth management capability

Credit quality stabilized

Loan loss reserves continue to exceed our
peers

Current outstandings in the non-
relationship SNC portfolio are $21 million
and the SNC allowance for loan and lease
losses is $8 million

Credit Quality

Credit Quality

0.14%

0.61%

0.75%

Non-performing Assets to Total Assets

0.27%

0.99%

1.26%

Non-performing Loans to Total Loans

$9.1

$49.0

$58.1

Total Non-performing Assets

-2.5

2.5

-

OREO

11.6

46.5

58.1

Total Non-performing Loans

2.2

0.4

2.6

Other

-0.1

6.5

6.4

Specialty Finance

-0.2

3.8

3.6

Venture Banking Group

1.7

13.5

15.2

Shared National Credits

3.5

2.9

6.4

SBA

3.3

14.1

17.4

Real Estate Term and Construction

$1.2

$5.3

$6.5

Commercial

Variance

Q2 2003

Q3 2003

NON-PERFORMING ASSETS ($ in millions)

Reserves/ EOP Loans
2.78%
1.55%
GBBK
Peer*

Net Charge Offs/ Average Loans
0.81%
0.34%
GBBK
Peer*

NPAs/ Total Assets
0.75%
0.47%
GBBK
Peer*

Reserves/ NPAs
221%
243%
GBBK
Peer*

19

* Custom peer group defined by GBBK – see schedule A

Credit Quality
Q3 2003

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Loans
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Quarter Ending
YTD Annualized Net Charge-offs
GBBK Allowance as % of Loans
UBPR Peer Allowance as % of Loans

20

Trends in the Level of
Allowance and Charge-offs

$ in millions
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0

	Total	Matsco	SNC	Other C&I	CRE & Construction	Consumer
2001	$25.2	$0.7	$15.2	$11.4	-$2.4	$0.4
2002	$54.8	$17.5	$13.8	$13.5	$9.5	$0.5
YTD Q3'03 Annualized	$29.7	$9.1	$10.4	$6.4	$2.9	$0.9

21

Net Charge-offs Peaked in 2002

10%
8%
6%
4%
2%
7.80%
8.50%
9.50%
5.00%
4.25%
4.00%
5.50%
5.29%
5.56%
4.86%
4.54%
4.06%
12/98
12/99
12/00
12/01
12/02
09/03
GBBK's Avg. Margin down 150 bps
Prime Rate down 550 bps

22

Net Interest Margin
Management in a Volatile Environment

* End of period NIM is higher at 4.16%

*

Net Interest Margin

GBBK is asset sensitive

Over the last year, MBS portfolio has
declined approximately $588 million as
planned

Investment strategy continues to be to
invest in short duration securities

Give up current yield for stable value

Position Company to take advantage of
rising rates in 2004 and beyond

Non-owner occupied 54%
Owner occupied/ Owner operator / SFR 46%

Non-owner occupied 23%
Owner occupied/ Owner operator / SFR 77%

24

Diversified Real Estate Portfolio

Loans by Owner Occupied

RE Term

$1.7 billion, 36% of Loans

RE Construction

$0.5 billion, 10% of Loans

Financial data as of 9/30/03

Sacto
Solano
Napa
3%
Out of
State
1%
Other
6%
Contra
Costa
5%
Santa
Cruz
5%
San
Francisco
7%
Sonoma
Marin
Monterey
10%
San
Mateo
14%
Alameda
12%
Santa
Clara
37%

Orange
Sonoma
Solano
4%
Other
3%
Marin
4%
Placer
Sacto
4%
Contra
Costa
4%
Santa
Cruz
10%
Alameda
9%
San
Francisco
14%
San
Mateo
14%
Santa
Clara
34%

25

Diversified Real Estate Portfolio

Loans by Location (County)

RE Term

$1.7 billion, 36% of Loans

RE Construction

$0.5 billion, 10% of Loans

Financial data as of 9/30/03

Self Storage 2%
Warehouse 3%
1-4 SFR 5%
Multifamily 3%
R&D 5%
Industrial 11%
Other RE 8%
Retail 15%
Hotel/ Motel 8%
Office 40%

Multifamily 10%
Self Storage 6%
Warehouse 2%
Industrial 2%
Other RE 3%
Retail 3%
Hotel/ Motel 3%
Office 18%
1-4 SFR 53%

26

Diversified Real Estate Portfolio

Loans by Classification

RE Term

$1.7 billion, 36% of Loans

RE Construction

$0.5 billion, 10% of Loans

Financial data as of 9/30/03

Capital Strength

13.21%

10.45%

7.95%

7.14%

13.49%

11.07%

7.97%

7.24%

13.90%

12.64%

9.49%

7.07%

10.00%

6.00%

5.00%

N/A

Leverage Ratio

Total Risk Based Capital

Tier I Risk Based Capital

Tangible Equity Ratio

(1)

Tangible Equity includes Shareholders' Equity, Convertible Preferred Stock and REIT Preferred
Securities, less Goodwill and Other Intangibles.

(2)

Custom peer group defined by GBBK – see schedule A

(3)

Top 75 banks by asset size at June 30, 2003

Top 75
Banks(3)

6/30/03

Peer
Group(2)

6/30/03

GBBK(1)

9/30/03

Minimum to be

Well-Capitalized

Our emphasis on increasing capital ratios
during the past year has resulted in a
tangible equity to asset ratio of 7.07%, up
from 6.10% at September 30, 2002

All other capital ratios are substantially in
excess of regulatory well capitalized
guidelines and peers

Capital Strength

Economic Capital as a Foundation for
Enterprise-wide Risk Management

We are utilizing an economic capital allocation
model developed by ERisk that incorporates
economic factors, historical factors and our actual
operating results to measure our capital levels in
relation to our risk profile

Results show returns on risk adjusted capital by
business line

Results provide framework, based on risk appetite
correlated to ratings targets, to optimize capital
allocation for enhancing shareholder returns

($ in millions) (2)
$271
$364
$420
$521
BB
BBB
A
GBBK Tangible Actual

30

Required Economic Capital Formulated
to GBBK Risk Appetite(1)

This chart provides an initial look at
GBBK’s economic capital position vs.
the economic capital required to
achieve various credit ratings

GBBK’s Tangible Equity does not
include the value of ABD which
currently is locked up in goodwill, but
is worth more today than when we
acquired ABD in early 2002

GBBK’s Tangible Equity does not
include an allocation of loan loss
reserves in excess of expected losses
– a very conservative assessment

(1) No impact on regulatory capital ratios which continue to be maintained above well-capitalized levels

(2) Data as of 9/30/03

Return on Risk Adjusted Capital
by Business Unit

24%

2.7

46

Matsco

17%

$22.4

$521

Total Greater Bay

0%

101

Excess Capital

21%

22.4

420

Total Required

38%

0.2

2

Greater Bay Trust

42%

3.3

32

ABD

19%

$16.2

$340

Core Banks

Risk Adjusted
Return on
Capital (3)

Economic
Capital
Required (1)

($ in millions)

(1)

Required for A / A2 rating per ERisk model

(2)

Net Income rounded to nearest million

(3)

Annualized

0

Q3’03

  Net
Income (2)

Looking Forward:
Our Strategy for 2004 and Beyond

Our Future is a Reaffirmation of
Our Past

The Bay Area economy is mired in an
economic slump which has affected our
state and our nation, but

We believe that this remains one of the
greatest economic regions in the world

And the Bay Area will remain the focal point
of our strategic future

“ We are heartened that expectations for the
next six months have improved and are
keeping our fingers crossed that this
growing confidence can produce capital
spending to grease the gears of the
economy and jumpstart positive growth.”

Bay Area Council

Business Confidence Survey

May 2003

All Other US
14%
Midwest
4%
Southeast
5%
New England
12%
Colorado
5%
Texas
6%
New York
Metro
9%
Southern
California
11%
Bay Area
34%

35

Bay Area Dominates Venture
Investment

Regional Investment in the US in Q203  ($1.4 billion)

Source:     PwC/Venture Economics/National Venture Capital Association MoneyTreeTM  Survey

Q3 2003 Data not yet available

Strategic Goals

Reaching greater critical mass in the
Company's market areas

Generating increased fee income
through cross-selling broader services

Continue to diversify revenue stream

Continue to mitigate and proactively
manage risk

Opportunistic market expansion

Mitigate and Proactively Manage Risk

Enterprise-wide Risk Management

Maintain Credit Quality

Loan Concentration Analysis

Focus on Relationships

Economic Capital Analysis

Market Concerns About GBBK

The Northern California economy, the state
deficit, the dot com fall-out and the technology
industry in Silicon Valley

Real estate valuations, lease rates and vacancy
factors in the San Francisco Bay Area

Impact of additional Fed rate decreases on net
interest margin

Market perception of GBBK’s credit quality and
overall risk profile

Guidance

Loan growth

Focus on quality and relationships

Business loan growth is anticipated to
continue during the balance of 2003;
however, it will continue to be offset by
payoffs in the SNC and construction loan
portfolio.

Deposit growth

Committed to expanding deposit base and
selectively adding new clients that fit

5% to 10% annualized growth for the
remainder of the year

Net interest margin

Continued pressure due to economic
conditions and competitive environment

For every 25 bps decline in market interest
rates, net interest margin is expected to
decline approximately 10-20 bps, depending
on the mix of assets and liabilities

Credit quality – net charge offs estimated to be
in the 60-70 bps range for 2003

Guidance

Investment Rationale

Well Positioned for an
Economic Upturn

Our franchise provides competitive
opportunities

Asset sensitive balance sheet

Internal capital generation will support future
growth

Stable credit quality

Increase in fee income from insurance agency
and wealth management

Increased business activity will bring higher
commercial loan volume

GBBK
S&P Bank Index
S&P 500
Nasdaq Bank Index
800%
600%
400%
200%
0%
'96
'97
'98
'99
'00
'01
'02
'03

43

Long Term Shareholder Returns

Total shareholder return, including the reinvestment of dividends

11/27/96 – 9/30/03

401%

137%

132%

206%

Schedule A – Custom Peer Group

Allfirst Financial, Inc.

Fulton Financial Corporation

Associated Banc-Corp

Greater Bay Bancorp

BancorpSouth, Inc.

Hibernia Corporation

Bank of Hawaii Corporation

Hudson United Bancorp

BOK Financial Corporation

International Bancshares Corporation

Bremer Financial Corporation

Mercantile Bankshares Corporation

Central Bancompany

Old National Bancorp

Citizens Banking Corporation

Provident Financial Group, Inc.

City National Corporation

RBC Centura Banks, Inc.

Colonial BancGroup, Inc.

Riggs National Corporation

Commerce Bancorp, Inc.

Sky Financial Group Inc.

Commerce Bancshares, Inc.

South Financial Group, Inc. (The)

Community First Bankshares, Inc.

Southwest Bancorporation of Texas, Inc.

Cullen/Frost Bankers, Inc.

Susquehanna Bancshares, Inc.

F.N.B. Corporation

Synovus Financial Corp.

FBOP Corporation

TCF Financial Corporation

First Banks, Inc.

Trustmark Corporation

First Citizens BancShares, Inc.

UMB Financial Corporation

First Midwest Bancorp, Inc.

United Bankshares, Inc.

First National of Nebraska, Incorporated

Valley National Bancorp

Whitney Holding Corporation

Firstbank Holding Company of Colorado

Wilmington Trust Corporation

FirstMerit Corporation